UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2025

Twilio Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37806	26-2574840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Spear Street, Fifth Floor

San Francisco, California 94105

(Address of principal executive offices) (Zip Code)

(415) 390-2337

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	TWLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

Twilio Inc. (“Twilio,” the “Company,” “we” or “our”) is holding an Investor Day on January 23, 2025. In connection with this presentation, the Company is announcing the following preliminary estimated financial results for the quarter and full year ended December 31, 2024:

Preliminary Estimated Financial Results for the Quarter and Full Year ended December 31, 2024

Twilio expects to report:

•	Revenue growth for the fourth quarter of 2024 of approximately 11% year-over-year.

•	Positive GAAP income from operations for the fourth quarter of 2024.

•	Non-GAAP income from operations for the fourth quarter of 2024 and fiscal year 2024 above the top-end of the guidance ranges it originally provided on October 30, 2024.

•	Free cash flow for fiscal year 2024 within the range it originally provided on October 30, 2024.

The information furnished under this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Caution Regarding Preliminary Estimates

The Company expects to report its financial results for the quarter and year ended December 31, 2024 on February 13, 2025. The preliminary estimated financial and other data for the quarter and year ended December 31, 2024 set forth herein is subject to the completion of our financial closing procedures. This data reflects management’s current views as of the date hereof. Our independent registered public accounting firm, KPMG LLP, has not audited, reviewed or performed any procedures with respect to the accompanying preliminary estimated financial and other data, and accordingly does not express an opinion or any other form of assurance with respect thereto. We currently expect that our final results of operations and other data will be consistent with the estimates set forth herein, but such estimates are preliminary and our actual results of operations and other data could differ materially from these estimates due to the completion of our financial closing procedures, final adjustments and other developments that may arise between now and the time our audited consolidated financial statements are issued.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “can,” “will,” “would,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements about our future financial performance, including our expected financial results and our guidance. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to differ materially from those described in the forward-looking statements, including, among other things: our ability to successfully implement our cost-saving initiatives and to capture expected efficiencies; our ability to realize the anticipated benefits of changes to our operating model and organizational structure; the impact of macroeconomic uncertainties and market volatility; our financial performance, including expectations regarding our results of operations and the assumptions underlying such expectations, and ability to achieve and sustain profitability; our ability to attract and retain customers; our ability to compete effectively in an intensely competitive market; our ability to comply with modified or new industry standards, laws and regulations applying to our business, and increased costs associated with regulatory compliance; our ability to manage changes in network service provider fees and optimize our network service provider coverage and connectivity; our ability to form and expand partnerships; and our ability to successfully enter into new markets and manage our international expansion.

The forward-looking statements contained in this Current Report on Form 8-K are also subject to additional risks, uncertainties, and factors, including those more fully described in our most recent filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Should any of these risks materialize, or should our assumptions prove to be incorrect, actual financial results could differ materially from our projections or those implied by these forward-looking statements. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that we make with the Securities and Exchange Commission from time to time. Moreover, we operate in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this Current Report on Form 8-K.

Forward-looking statements represent our management’s beliefs and assumptions only as of the date such statements are made. We undertake no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances occurring after this Current Report on Form 8-K, as applicable, or to reflect new information or the occurrence of unanticipated events, except as required by law.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 19, 2025, the Company’s Board of Directors (the “Board”) approved and adopted amendments to the Third Amended and Restated Bylaws of the Company as set forth in the Fourth Amended and Restated Bylaws of the Company (as so amended and restated, the “Amended and Restated Bylaws”), which became effective upon such approval and adoption. The amendments set forth in the Amended and Restated Bylaws were adopted to enhance corporate governance and in light of recent developments in Delaware law.

Among other things, the Amended and Restated Bylaws:

•

eliminate the supermajority voting threshold required for stockholders to adopt bylaw amendments and amend the voting threshold such that stockholders can adopt bylaw amendments with the affirmative vote of a majority of total voting power of outstanding voting securities entitled to vote;

•

update and revise the advance notice provisions for the nomination of directors or the proposal of other business at stockholder meetings, including revisions that address the universal proxy rules adopted by the Securities and Exchange Commission;

•	update various aspects of the stockholder meeting provisions, including provisions governing proxies;

•	update various provisions regarding board actions (including board action by written consent), the operation of board committees and officers;

•	revise the provisions regarding advance payment of expenses and indemnification of our directors and officers; and

•	include other clarifications and technical and conforming revisions.

The foregoing summary of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated Bylaws, which is attached as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

On January 19, 2025, the Board authorized a share repurchase program of $2.0 billion (the “Share Repurchase Program”) under which the Company may repurchase up to $2.0 billion of the Company’s Class A common stock. The Company’s previously authorized share repurchase programs expired on December 31, 2024.

Under the Share Repurchase Program, the Company may purchase shares of the Company’s Class A common stock from time to time through open market transactions, privately negotiated transactions, and other means in compliance with applicable securities laws, including through Rule 10b5-1 plans. The Share Repurchase Program is set to expire on December 31, 2027. The timing, manner, price and amount of any repurchases are determined by the Company at its discretion and depend on a variety of factors, including legal requirements, price, and economic and market conditions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Fourth Amended and Restated Bylaws of Twilio Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWILIO INC.

January 23, 2025	By:	/s/ Khozema Shipchandler
	Name:	Khozema Shipchandler
	Title:	Chief Executive Officer